UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2004

SEABULK INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28732	65-0966399
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 Eller Drive, P.O. Box 13038 Ft. Lauderdale, Florida	33316
(Address of principal executive offices)	(Zip Code)

(954) 523-2200
(Registrants’ telephone number, including area code)

Item 7. Financial Statements and Exhibits

     (c) Exhibits.

Exhibit
Number	Description of Document
99.1	Press Release dated March 26, 2004

     Exhibit 99.1 and the information included in it shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, except if the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 12. Results of Operations and Financial Condition

     On March 26, 2004, Seabulk International, Inc. issued a press release announcing its results of operations for the three months ended December 31, 2003 and the full year 2003. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     This information, including the Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section, except if the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEABULK INTERNATIONAL, INC.
	By:	/s/ Alan R. Twaits
		Name:	Alan R. Twaits
March 26, 2004		Title:	Senior Vice President, General Counsel and Secretary

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INDEX TO EXHIBITS

Exhibit
Number	Description of Document
99.1	Press Release dated March 26, 2004

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